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|                SERVICE REQUEST |
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                                                                   EXHIBIT 10(c)


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     P   L   A   T   I   N   U   M
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                      INVESTOR/SM/
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            THE UNITED STATES LIFE
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PLATINUM INVESTOR--FIXED OPTION                                     Neuberger Berman Advisers Management Trust
     .  Division 148 - USL Declared Fixed Interest Account          ------------------------------------------
                                                                         .  Division 184 - Mid-Cap Growth
PLATINUM INVESTOR--VARIABLE DIVISIONS
AIM Variable Insurance Funds                                        PIMCO Variable Insurance Trust
----------------------------                                        ------------------------------
     .  Division 150 - AIM V.I. International Growth                     .  Division 186 - PIMCO Real Return
     .  Division 151 - AIM V.I. Premier Equity                           .  Division 185 - PIMCO Short-Term
                                                                         .  Division 187 - PIMCO Total Return
American Century Variable Portfolios, Inc.
------------------------------------------                          Putnam Variable Trust
     .  Division 166 - VP Value                                     ---------------------
                                                                         .  Division 161 - Putnam VT Diversified Income
Ayco Series Trust                                                        .  Division 162 - Putnam VT Growth and Income
-----------------                                                        .  Division 163 - Putnam VT Int'l Growth and Income
     .  Division 250 - Ayco Growth
                                                                    SAFECO Resource Series Trust
Credit Suisse Trust                                                 ----------------------------
-------------------                                                      .  Division 164 - Equity
     .  Division 190 - Small Cap Growth                                  .  Division 165 - Growth Opportunities

Dreyfus Investment Portfolios                                       The Universal Institutional Funds, Inc.
-----------------------------                                       ---------------------------------------
     .  Division 251 - MidCap Stock                                      .  Division 159 - Equity Growth
                                                                         .  Division 160 - High Yield
Dreyfus Variable Investment Fund
--------------------------------                                    VALIC Company I
     .  Division 156 - Quality Bond                                 ---------------
     .  Division 155 - Small Cap                                         .  Division 152 - International Equities
                                                                         .  Division 153 - MidCap Index
Fidelity Variable Insurance Products Fund                                .  Division 149 - Money Market I
-----------------------------------------                                .  Division 167-  Nasdaq-100 Index
     .  Division 255 - VIP Asset Manager                                 .  Division 168 - Science & Technology
     .  Division 254 - VIP Contrafund                                    .  Division 169 - Small Cap Index
     .  Division 252 - VIP Equity-Income                                 .  Division 154 - Stock Index
     .  Division 253 - VIP Growth
                                                                    Vanguard Variable Insurance Fund
Franklin Templeton Variable Insurance Products Trust                --------------------------------
----------------------------------------------------                     .  Division 188 - High Yield Bond
     .  Division 191 - Franklin U.S. Government                          .  Division 189 - REIT Index
     .  Division 192 - Mutual Shares Securities
     .  Division 193 - Templeton Foreign Securities                 Van Kampen Life Investment Trust
                                                                    --------------------------------
Janus Aspen Series                                                       .  Division 158 - Growth & Income
------------------
     .  Division 258 - Aggressive Growth
     .  Division 256 - International Growth
     .  Division 257 - Worldwide Growth

J.P. Morgan Series Trust II
---------------------------
     .  Division 179 - JPMorgan Small Company

MFS Variable Insurance Trust
----------------------------
     .  Division 181 - MFS Capital Opportunities
     .  Division 157 - MFS Emerging Growth
     .  Division 182 - MFS New Discovery
     .  Division 180 - MFS Research


USL 8993 REV 0302
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 COMPLETE AND RETURN THIS REQUEST TO:            THE UNITED STATES LIFE INSURANCE COMPANY
         Administrative Center                        IN THE CITY OF NEW YORK ("USL")
 PO Box 4880 Houston, TX 77210-4880                 Administrative Center: Houston, TX
           (800) 251-3720
Hearing Impaired (TDD): (888) 436-5258
     Toll-Free Fax: (877) 445-3098             VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________ INSURED:_____________________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION FOR     | Primary Owner (If other than an insured):_______________________________
         ALL REQUESTS.            | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No.or Tax I.D. No.______________ Phone Number:(   )_____-_________________
                                  | Joint Owner (If applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)    Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
 of the Insured, Owner, Payor or  | __________________________________________________    __________________________________________
Beneficiary has changed. (Please  |
 note, this does not change the   | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
     Insured, Owner, Payor or     |
     Beneficiary designation).    |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %  INVESTMENT DIVISION               PREM %  DED %
       ALLOCATION                 | (148) USL Declared Fixed Interest                NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
       PERCENTAGES                |       Account                       _____ _____  (184) Mid-Cap Growth             ______  ______
  Use this section to indicate    |
     how premiums or monthly      | AIM VARIABLE INSURANCE FUNDS                     PIMCO VARIABLE INSURANCE TRUST
 deductions are to be allocated.  | (150) AIM V.I. International Growth _____ _____  (186) PIMCO Real Return          ______  ______
 Total allocation in each column  | (151) AIM V.I. Premier Equity       _____ _____  (185) PIMCO Short-Term           ______  ______
     must equal 100%; whole       |                                                  (187) PIMCO Total Return         ______  ______
         numbers only.            | AMERICAN CENTURY VARIABLE
                                  | PORTFOLIOS, INC.                                 PUTNAM VARIABLE TRUST
                                  | (166) VP Value                      _____ _____  (161) Putnam VT Diversified Income_____  ______
                                  |                                                  (162) Putnam VT Growth and Income______  ______
                                  | AYCO SERIES TRUST                                (163) Putnam VT Int'l Growth and
                                  | (250) Ayco Growth                   _____ _____        Income                     ______  ______
                                  |
                                  | CREDIT SUISSE TRUST                              SAFECO RESOURCE SERIES TRUST
                                  | (190) Small Cap Growth              _____ _____  (164) Equity                     ______  ______
                                  |                                                  (165) Growth Opportunities       ______  ______
                                  | DREYFUS INVESTMENT PORTFOLIOS
                                  | (251) MidCap Stock                  _____ _____  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  |                                                  (159) Equity Growth              ______  ______
                                  | DREYFUS VARIABLE INVESTMENT FUND                 (160) High Yield                 ______  ______
                                  | (156) Quality Bond                  _____ _____
                                  | (155) Small Cap                     _____ _____  VALIC COMPANY I
                                  |                                                  (152) International Equities     ______  ______
                                  | FIDELITY VARIABLE INSURANCE                      (153) Mid Cap Index              ______  ______
                                  | PRODUCTS FUND                                    (149) Money Market I             ______  ______
                                  | (255) VIP Asset Manager             _____ _____  (167) Nasdaq-100 Index           ______  ______
                                  | (254) VIP Contrafund                _____ _____  (168) Science & Technology       ______  ______
                                  | (252) VIP Equity-Income             _____ _____  (169) Small Cap Index            ______  ______
                                  | (253) VIP Growth                    _____ _____  (154) Stock Index                ______  ______
                                  |
                                  | FRANKLIN TEMPLETON VARIABLE         _____ _____ VANGUARD VARIABLE INSURANCE FUND
                                  | INSURANCE PRODUCTS TRUST                        (188) High Yield Bond            ______  _______
                                  | (191) Franklin U.S. Government      _____ _____ (189) REIT Index                 ______  _______
                                  | (192) Mutual Shares Securities      _____ _____
                                  | (193) Templeton Foreign Securities  _____ _____ VAN KAMPEN LIFE INVESTMENT TRUST
                                  |                                                 (158) Growth & Income            ______  ______
                                  | JANUS ASPEN SERIES
                                  | (258) Aggressive Growth             _____ _____ Other:_______________________    ______  ______
                                  | (256) International Growth          _____ _____                                   100%    100%
                                  | (257) Worldwide Growth              _____ _____
                                  |
                                  | J.P MORGAN SERIES TRUST II
                                  | (179) JPMorgan Small Company        _____ _____
                                  |
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (181) MFS Capital Opportunities     _____ _____
                                  | (157) MFS Emerging Growth           _____ _____
                                  | (182) MFS New Discovery             _____ _____
                                  | (180) MFS Research                  _____ _____
                                  |
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USL 8993 REV 0302                                              PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  |                                                         Bank Draft Authorization Form and
 billing frequency and/or method  |                                                         "Void" Check)
  of premium payment.  Note,      |
however, that USL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to USL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to USL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division (149) and transferred to the following Divisions:
be deducted periodically from the |
  Money Market I Division and     | AIM VARIABLE INSURANCE FUNDS                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  placed in one or more of the    | (150) AIM V.I. International Growth   $_______  (184) Mid-Cap Growth                    $_______
        Divisions listed.         | (151) AIM V.I. Premier Equity         $_______
     The USL Declared Fixed       |                                                 PIMCO VARIABLE INSURANCE TRUST
Interest Account is not available | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.      (186) PIMCO Real Return                 $_______
    for Dollar Cost Averaging.    | (166) VP Value                        $_______  (185) PIMCO Short-Term                  $_______
 Please refer to the prospectus   |                                                 (187) PIMCO Total Return                $_______
   for more information on the    | AYCO SERIES TRUST
  Dollar Cost Averaging Option.   | (250) Ayco Growth                     $_______  PUTNAM VARIABLE TRUST
                                  |                                                 (161) Putnam VT Diversified Income      $_______
                                  | CREDIT SUISSE TRUST                             (162) Putnam VT Growth and Income       $_______
                                  | (190) Small Cap Growth                $_______  (163) Putnam VT Int'l Growth and Income $_______
                                  |
                                  | DREYFUS INVESTMENT PORTFOLIOS                    SAFECO RESOURCE SERIES TRUST
                                  | (251) Midcap Stock                    $_______   (164) Equity                           $_______
                                  |                                                  (165) Growth Opportunities             $_______
                                  | DREYFUS VARIABLE INVESTMENT FUND
                                  | (156) Quality Bond                    $_______   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (155) Small Cap                       $_______   (159) Equity Growth                    $_______
                                  |                                                  (160) High Yield                       $_______
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                  | (255) VIP Asset Manager               $_______   VALIC COMPANY I
                                  | (254) VIP Contrafund                  $_______   (152) International Equities           $_______
                                  | (252) VIP Equity-Income               $_______   (153) Mid Cap Index                    $_______
                                  | (253) VIP Growth                      $_______   (167) Nasdaq-100 Index                 $_______
                                  |                                                  (168) Science & Technology             $_______
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            (169) Small Cap Index                  $_______
                                  | PRODUCTS TRUST                                   (154) Stock Index                      $_______
                                  | (191) Franklin U.S. Government        $_______
                                  | (192) Mutual Shares Securities        $_______   VANGUARD VARIABLE INSURANCE FUND
                                  | (193) Templeton Foreign Securities    $_______   (188) High Yield Bond                  $_______
                                  |                                                  (189) REIT Index                       $_______
                                  | JANUS ASPEN SERIES
                                  | (258) Aggressive Growth               $_______   VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (256) International Growth            $_______   (158) Growth & Income                  $_______
                                  | (257) Worldwide Growth                $_______
                                  |                                                  OTHER:_____________________________    $_______
                                  | J.P. MORGAN SERIES TRUST II
                                  | (179) JPMorgan Small Company          $_______
                                  |
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (181) MFS Capital Opportunities       $_______
                                  | (157) MFS Emerging Growth             $_______
                                  | (182) MFS New Discovery               $_______
                                  | (180) MFS Research                    $_______
                                  |
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USL 8993 REV 0302                                              PAGE 3 OF 5
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 [_]  CORRECT AGE              7. | Name of Insured for whom this correction is submitted:__________________________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF              8. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
   move money between divisions.  | Transfer $_______ or _______% from ____________________________ to _____________________________
Withdrawals from the USL Declared |
   Fixed Interest Account are     | Transfer $_______ or _______% from ____________________________ to _____________________________
  limited to 60 days after the    |
  policy anniversary and to no    | Transfer $_______ or _______% from ____________________________ to _____________________________
   more than 25% of the total     |
   unloaned value of the USL      | Transfer $_______ or _______% from ____________________________ to _____________________________
 Declared Fixed Interest Account  |
 on the policy anniversary. If a  | Transfer $_______ or _______% from ____________________________ to _____________________________
 transfer causes the balance in   |
   any division to drop below     | Transfer $_______ or _______% from ____________________________ to _____________________________
  $500 USL reserves the right     |
to transfer the remaining balance.| Transfer $_______ or _______% from ____________________________ to _____________________________
 Amounts to be transferred should |
    be indicated in dollar or     | Transfer $_______ or _______% from ____________________________ to _____________________________
  percentage amounts, maintaining |
     consistency throughout.      | Transfer $_______ or _______% from ____________________________ to _____________________________
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  [_]  AUTOMATIC               9. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _________%:___________________________________      ________%:________________________________
 variable divisions. Please refer |
    to the prospectus for more    | _________%:___________________________________      ________%:________________________________
   information on the Automatic   |
       Rebalancing Option.        | _________%:___________________________________      ________%:________________________________
  This option is not available    |
      while the Dollar Cost       | _________%:___________________________________      ________%:________________________________
   Averaging Option is in use.    |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
                                  |
                                  |
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USL 8993 REV 0302                                                   PAGE 4 OF 5
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 [_]  REQUEST FOR             10. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared
these two options please refer to | Fixed Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender, be sure to   |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
                                  | ________________________________________________________________________________________________
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 [_]  NOTICE OF               11. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 10.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
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 [_]  AFFIRMATION/            12. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  |
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         CITY, STATE
                                  |
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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USL 8993 REV 0302                                              PAGE 5 OF 5
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